EXHIBIT 10.13


                              CONSULTANT AGREEMENT


     This Consulting Agreement ("Agreement") is made effective this January 2 day of January, 2003 by and between Alessandro Raneri ("Consultant") and Medivisor Inc. ("Company").

                                   WITNESSETH

     WHEREAS,  Consultant  is in the  business  of  providing  general  Business
Consulting   services   to   individuals,   privately-held   and   publicly-held
corporations; and

     WHEREAS, Company desires to retain Consultant to provide advice relative to corporate and business development services for a period of one year from the date of this Agreement; and

     WHEREAS, for the purposes of the Agreement, "Company" shall also mean to include entities and individuals owned, affiliated with, or represented by Company.

                                   AGREEMENT


     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein, and for other good and valuable consideration, the receipt and adequancy of which is expressly acknowledged, Company and Consultant agree as follows:

1)   ENGAGEMENT OF CONSULTANT

     Consultant shall provide at the request of the Company services that may include, but are not limited to the following:

     a) Consultant agrees to use their best efforts to assist Company in finding an underwriter or investor/institution to raise the necessary funds to satisfy Company's objectives.

     b) Consultant agrees to use their best efforts to assist Company in finding mergers, acquisitions, and reviews sources to satisfy Company objectives.

     c)   Consultant  agrees  to  provide  Corporate  and  Personal   Consulting
          services relative to this Agreement.

     d) For the purposes of this Agreement, Consultant is an independent contractor.

2)   COMPENSATION

     Company shall compensate Consultant for services rendered pursuant to this Agreement as follows:

     a) Consultant shall receive 750,000 shares of restricted Company stock with piggy back registration rights from the Company within 15 business days of the execution of this Agreement.

3)   REPRESENTATIVES AND WARRANTIES OF THE COMPANY

     This Agreement is enforceable with the respect to the Company in accordance with its terms and neither the execution and delivery of this Agreement by the Contemplated hereby, nor compliance by the Company with any provisions hereof, will conflict with or result in a breach or violation of, or definds under, any of the terms, conditions or provisions of any note, bond, mortgage, security agreement, charter or other instrument, obligation or corporate restriction (including, without limitations, Articles of Incorporation and by-laws) to which the Company is a part or by which the company is bound, or violated any judgment, order, injunction, decree, statue, role or regulation applicable to the Company or any of its properties or assets.

4)   NON-DISCLOSURE OF CONFIDENTIAL INFORMATION

     In consideration for the Company entering into this Agreement, Consultant and the Company agree that the following items used by Company and Consultant's business are secret, confidential, unique and valuable, and were developed by the Company and Consultant at great costs to them over a long period of time, and will be held in strictest confidence for a term of 5 (five) years.

 5) INDEMNIFICATION

     The Company agrees to indemnity and hold harmless Consultant and its affiliates against any legal action arising from any warranties and representations provided by the Company, which are materially untrue and have caused a material adverse effect upon the Company. Such indemnification shall includes payment of any judgment, cost of legal representation and courts costs, if any.

     b) The Consultant agrees to indemnify and hold harmless the Company and its affiliates against any legal action arising from any warranties and misrepresentations provide by the Consultant, which are materially untrue and have caused a material adverse effect upon the Company. Such indemnification shall include payment of any judgment, cost of legal representation and court costs if any.

6)   DISCLOSURE

     The Company and its affiliates agree to fully disclose to Consultant any and all information that is deemed pertinent to the business of the Company.

7)   GOVERNING LAWS

     This Agreement shall be defined by and construed in accordance with the laws of the State of New York. The parties agree that any unit, action or preceding between the parties hereto arising out of relating in any matter to this Agreement shall be instituted exclusively in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York.

8)   ASSIGNMENT

     This Agreement may not be assigned by any of the parties hereto without the written consent of all other parties hereto and shall be binding upon and insure to the benefit of the parties and respective heirs, legal representatives, accessors and permitted assigns.

9)   PERFORMANCE

     a) The failure of any party to enforce strict performance of this agreement or any one or more of its terms shall not be deemed or construced to be a waiver of any terms, conditions rights, options, or remedies hereunder, and the same shall continue in full force and effect.

     b) The Consultant agrees to provide a verbal report on all activity and any potential business involvement for the Company.

10) TERMINATION

     This agreement will terminate 1 year from the date generated herein.

IN WITNESS WHEREOF, this Agreement shall commence on the signing of this document on the date first written above.



AGREED BY:


Medivisor Inc.                                    Alessandro Raneri



/s/ CANDIDO LUZZI 1/02/03                         /s/ ALESSANDRO RANERI 1/02/03
________________________                          _____________________________
Candido Luzzi, President                          Alessandro Raneri - Consultant